                                                                  EXHIBIT 10(c)

                           TWENTY-THIRD AMENDMENT AND
                             MODIFICATION AGREEMENT

      TWENTY-THIRD AMENDMENT AND MODIFICATION AGREEMENT dated as of March 29, 1995 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

      WHEREAS, the Company has requested that the Agent and the Banks agree to amend certain provisions of the Loan Agreement and grant certain limited waivers;

      WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend certain provisions of the Loan Agreement and to grant certain limited waivers;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      (S)1.  Amendment of (S)1.1 of the Loan Agreement.  Section 1.1 of the Loan
             -----------------------------------------
Agreement is hereby amended by deleting the date "March 31, 1995" in the definition of "Conversion Date" and substituting in lieu thereof the date "May 31, 1995".

      (S)2.  Limited Waiver of (S)8.20 of the Loan Agreement.  In connection
             -----------------------------------------------
with the prior merger of KnowledgeWare and SSI Corporation, a Georgia corporation (the "Acquisition Subsidiary"), the Company has requested that the Agent and the Banks continue to waive the covenants set forth in (S)8.20 of the Loan Agreement, solely with respect to KnowledgeWare and the KnowledgeWare Subsidiaries. Subject to all conditions of the Loan Agreement and this Amendment, each of the Agent and the Banks hereby waives the provisions of
(S)8.20 of the Loan Agreement which (a) require that the Company pledge to the Agent for the benefit of the Banks the issued and outstanding capital stock of KnowledgeWare, and of KnowledgeWare's wholly owned Subsidiaries, (b) require KnowledgeWare and any of its wholly owned Subsidiaries to grant to the Agent for the benefit of the Banks a first perfected priority security interest in the items or types of collateral described in the Security Agreement, and (c) require that KnowledgeWare and any of its wholly owned Subsidiaries become a party to and guarantor obligated under the Guaranty; provided, however, that the waivers contained in clauses (a), (b) and
          --------  -------
(c) above shall only be effective until May 31, 1995 and that the security interest granted in the items or types of collateral described in the Security Agreement following May 31, 1995 shall be subject only to the liens and security interests in favor of the Company and described in (S)9.2(p) of the Loan Agreement.

      (S)3.  Limited Waiver of (S)2(a) of the Assignment Agreement.  In
             -----------------------------------------------------
connection with the prior merger of KnowledgeWare and the Acquisition Subsidiary, the Company has requested that the Agent and the Banks continue to waive the requirements of (S)2(a) of the Assignment Agreement with respect to the assignment of (a) the Amended and Restated Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $6,000,000, (b) the Amended and Restated Revolving Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $22,000,000, (c) the Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of up to $5,000,000 and (d) the Revolving Credit Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of up to $10,000,000 (collectively, the "KnowledgeWare Notes"), collectively evidencing, in the case of (a), (b), (c) and (d) above, up to $38,000,000 of Intercompany Indebtedness of KnowledgeWare to the Company under the KnowledgeWare Loan Agreements and in the case of (c) and (d), up to $10,000,000 of Intercompany Indebtedness of KnowledgeWare to the Company under the loan agreements referenced in subsections (b) and (c) of the definition of KnowledgeWare Loan Agreements. Subject to all conditions of the Loan Documents and this Amendment and solely to the limited extent provided herein, each of the Agent and the Banks hereby waives, until May 31, 1995, the requirement of (S)2(a) of the Assignment Agreement that the Company pledge, endorse and deliver to the Agent the KnowledgeWare Notes.

      (S)4.  Conditions to Effectiveness.  This Amendment shall be deemed to be
             ---------------------------
effective as of the date first written above (the "Effective Date") upon the satisfaction of the conditions precedent that, on or before March 31, 1995, the Agent shall have received facsimile copies of original counterparts (to be followed promptly by original counterparts) of this Amendment, executed by each of the Company, the Sterling Subsidiaries, the Banks and the Agent.

      (S)5.  Representation and Warranties; No Default; Authorization.  Each of
             -------------- --- ----------  -- -------  -------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

      (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)4 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

      (S)6.  Ratification etc.  Except as expressly amended hereby, the Loan
             ------------ ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

      (S)7.  No Implied Waiver, Etc.  Except as expressly provided herein,
             -- ------- ------  ---
nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

      (S)8.  Counterparts.  This Amendment may be executed in one or more
             ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      (S)9.  Governing Law.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
             --------- ---
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                          THE FIRST NATIONAL BANK OF BOSTON,
                          Individually and as Agent


                          By:      /s/ Elizabeth M. Passela
                             ------------------------------------
                             Title: Director

                          BANK ONE, TEXAS, NATIONAL ASSOCIATION


                          By:      /s/ William R. Little
                             ------------------------------------
                             Title: Vice President

                          STERLING SOFTWARE, INC.


                          By:      /s/ Richard Connelly
                             ------------------------------------
                             Title: Vice President, Controller

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                          STERLING SOFTWARE (MIDWEST), INC.
                          (formerly Creative Data Systems, Inc.)


                          By:         /s/ Richard Connelly
                             ------------------------------------
                             Title:   Assistant Treasurer

                             STERLING SOFTWARE
                             (NORTHERN AMERICA), INC.
                             (formerly Directions, Inc.)


                             By:        /s/ Richard Connelly
                                ----------------------------------
                                Title:  Assistant Treasurer

                            STERLING SOFTWARE
                            (UNITED STATES), INC.
                            (formerly Zanthe, Inc. Dylakor, Inc.
                            and Answer Systems, Inc.


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer

                            STERLING SOFTWARE (AMERICA), INC.
                            (formerly Ordernet Services, Inc.)


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer

                            STERLING SOFTWARE (U.S.A.), INC.
                            (formerly Systems Software Marketing,
                            Inc. and Software Laboratories, Inc.)


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer


                            STERLING SOFTWARE (US), INC.
                            (formerly known as Sterling
                            Federal Systems, Inc.
                            and Sterling IMD, Inc.)


                              By:       /s/ Richard Connelly
                                 -------------------------------
                                 Title: Assistant Treasurer

                            SYSTEMS CENTER, INC.
                            (formerly Sterling Software, Inc.
                            a Wyoming corporation)


                              By:       /s/ Richard Connelly
                                 -------------------------------
                                 Title: Assistant Treasurer

                            STERLING SOFTWARE LEASING COMPANY


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer

                            STERLING SOFTWARE
                            INTERNATIONAL, INC.


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer

                            STERLING ZEROONE, INC.


                            By:        /s/ Richard Connelly
                               ---------------------------------
                               Title:  Assistant Treasurer

                            ZEROONE SYSTEMS, INC.


                            By:        /s/ Richard Connelly
                               -------------------------------
                               Title: Assistant Treasurer

                            STERLING SOFTWARE (UNITED STATES
                            OF AMERICA), INC.


                            By:        /s/ Richard Connelly
                               -------------------------------
                               Title: Assistant Treasurer

                            STERLING SOFTWARE
                            (NORTH AMERICA), INC.


                            By:        /s/ Richard Connelly
                               --------------------------------
                               Title: Assistant Treasurer

                              STERLING SOFTWARE
                              (U.S. OF AMERICA), INC.


                            BY:        /s/ Richard Connelly
                               ---------------------------------
                               Title: Assistant Treasurer